                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                    May 12, 2004

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
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(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Dislosure.

On May 12, 2004, First M & F Corporation announced a change in its executive management team through the attached press release. Mr. John G. Copeland has been hired as Executive Vice President and Chief Financial Officer. Mr. Robert C. Thompson, III will be remaining with the company as the manager of the company's accounting policy and financial reporting.

Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits

Exhibit 99.1. Press Release dated May 12, 2004, "M&F Bank Names New Chief Financial Officer."

FOR IMMEDIATE RELEASE                                Contact:
                                                     Sherry Ashley
                                                     SVP and Director of Marketing
                                                     662.289.8506

                                    M&F Bank Names New Chief Financial Officer

Kosciusko, MS - M&F Bank recently announced that John Copeland has joined the bank as Chief Financial Officer.

As CFO, he will be responsible for the Finance Division, which includes controller functions, external and regulatory reporting, financial information systems, taxation, and strategic financial and profit planning.

Copeland, with more than 25 years of experience in the banking industry, has held key management positions at the former First United Bancshares in El Dorado, Arkansas and Union Planters
Corporation in Memphis.  Most recently he was a managing director of a small investment banking firm that specializes in mergers and acquisitions for financial institutions.

"John has a proven track record of accomplishments involving the planning and implementation of corporate objectives.  His knowledge and experience in managing growth and change in the financial industry will help ensure we achieve our goals," said M&F Chairman and CEO, Hugh Potts, Jr.  "I am confident he will serve as a strong leader in his new role."

A native of Memphis, Copeland earned his bachelor's degree in accounting from Memphis State University.  He is a
CPA and a member of the American Institute of Certified Public Accountants and the Tennessee Society of Certified
Public Accountants.

First M&F Corporation, headquartered in Kosciusko, Mississippi, is a full service provider of banking, trust, securities brokerage and insurance products and services.  As of March 31, 2004, M&F had $1.1 billion in assets and is one of the ten largest banks in the state.  Serving customers throughout Mississippi and Memphis,
Tennessee, First M&F has 35 offices including 9 insurance agency locations. M&F is a publicly held company and is traded on the NASDAQ National Market System under the symbol FMFC.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 13, 2004

                                                     FIRST M&F CORPORATION

                                                     By:    /s/ John G. Copeland
                                                           -------------------------------------------
                                                     Name:      John G. Copeland
                                                     Title:     Executive Vice President and
                                                                Chief Financial Officer

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